COHEN & STEERS REALTY FOCUS FUND, INC.

SUPPLEMENT DATED JULY 17, 2007

TO

PROSPECTUS DATED MAY 1, 2007

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT POLICY AND INVESTMENT OBJECTIVE

The Board of Directors of Cohen & Steers Realty Focus Fund, Inc. (the “Fund”) has approved, effective September 28, 2007, changing (1) the name of the Fund to Cohen & Steers Global Realty Shares, Inc., (2) the Fund’s policy with respect to the investment of at least 80% of its net assets to provide that, the Fund will invest at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, and (3) the Fund’s investment objective to total return through investment in global real estate securities. In connection with the new strategy, the Fund will, under normal market conditions, invest significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%) in real estate companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S.

From August 15, 2007 through September 27, 2007, shareholders will be permitted to exchange or redeem shares of the Fund without incurring any applicable contingent deferred sales charges or redemption fees ordinarily charged by the Fund. If you hold your shares through a broker or other financial intermediary, however, you may be subject to fees or charges specific to that broker or intermediary, and may have limitations in your ability to exchange Fund shares. Please contact your broker or intermediary for further details.